                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 27, 2003


                              THE GILLETTE COMPANY
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                    1-922              04-1366970
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION          (IRS EMPLOYER
        INCORPORATION)            FILE NUMBER)       IDENTIFICATION NO.)


             PRUDENTIAL TOWER BUILDING, BOSTON, MASSACHUSETTS 02199
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 421-7000

ITEM  5. OTHER EVENTS

      In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of The Gillette Company previously filed with the Securities and Exchange Commission (File No. 333-101112), which Registration Statement was declared effective by the Commission on November 15, 2002, The Gillette Company is filing an opinion of Ropes & Gray regarding the validity of a 2.50% Senior Note due 2008 issued by The Gillette Company, as
Exhibit 5.3 to such Registration Statement, and the consent of Ropes & Gray to the filing of its opinion, which consent is included in Exhibit 5.3.

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(C)   EXHIBITS:

      5.3.  Opinion of Ropes & Gray

      23.6. Consent of Ropes & Gray (included in the opinion filed herewith as Exhibit 5.3)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE GILLETTE COMPANY


Date:   May 27, 2003                        By: /s/ Gail F. Sullivan
                                                --------------------------------
                                            Name:  Gail F. Sullivan
                                            Title:  Vice President and Treasurer

                                  EXHIBIT INDEX

      The following designated exhibits are filed herewith:

      5.3.  Opinion of Ropes & Gray

      23.6. Consent of Ropes & Gray (included in the opinion filed herewith as Exhibit 5.3)